UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


           Date of Report (Date of earliest reported): March 22, 2004



                               GLOBAL AXCESS CORP.
               (Exact name of registrant as specified in charter)



       Nevada                           000-17874             88-0199674
   (State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)                 File Number)         Identification No.)



  224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida              32082
        (Address of principal executive offices)                    (Zip Code)



          Registrant's telephone number, including area code: (904) 280-3950


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


     On March 22, 2004, Global Axcess Corp. announced its results for the year ended December 31, 2003. The press release for the these results is attached hereto as exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

          (c)  Exhibits

          Exhibit  99.1 Press  release  dated  March 22, 2004 for the year ended
                        December 31, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               GLOBAL AXCESS CORP.



Date:  March 22, 2004                                /s/David Surette
                                                     ------------------
                                                     David Surette
                                                     Chief Financial Officer